                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: July 13, 2004
(Date of earliest event reported)

Commission File No. 333-105940

                    Banc of America Mortgage Securities, Inc.

         Delaware                                      36-4514369
(State of Incorporation)                    (I.R.S. Employer Identification No.)

201 North Tryon Street, Charlotte, North Carolina                       28255
      Address of principal executive offices                          (Zip Code)

                                 (704) 387-8239
               Registrant's Telephone Number, including area code

--------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

          Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

ITEM 7. Financial Statements and Exhibits

     (c)  Exhibits

   Item 601(a)
of Regulation S-K
   Exhibit No.      Description
-----------------   -----------
      (99)          Collateral Term Sheets, Computational Materials and
                    Structural Term Sheets prepared by Banc of America
                    Securities LLC in connection with Banc of America Mortgage
                    Securities, Inc., Mortgage Pass-Through Certificates, Series
                    2004-G

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      BANC OF AMERICA MORTGAGE
                                                      SECURITIES, INC.

July 13, 2004


                                                      By: /s/ Judy Lowman
                                                          ----------------------
                                                          Judy Lowman
                                                          Vice President

                                INDEX TO EXHIBITS

                                                                   Paper (P) or
Exhibit No.   Description                                         Electronic (E)
-----------   -----------                                         --------------
   (99)       Collateral Term Sheets, Computational Materials            E
              and Structural Term Sheets prepared by Banc of America Securities LLC in connection with Banc of America Mortgage Securities, Inc., Mortgage Pass-
              Through Certificates, Series 2004-G